CONSENT TO PARTIAL ASSIGNMENT
                            AND LEASE AMENDMENT NO. 1

     THIS CONSENT TO PARTIAL ASSIGNMENT AND LEASE AMENDMENT NO. 1 (THIS "AMENDMENT") IS MADE AND ENTERED AS OF JULY _____, 2000 (THE "EFFECTIVE DATE"), BY AND BETWEEN BRE/MAXUS, L.P., A DELAWARE LIMITED PARTNERSHIP, SUCCESSOR IN INTEREST TO MAXUS TOWER LIMITED PARTNERSHIP ("LANDLORD"), AND SOUTHWESTERN FINANCIAL SERVICES CORPORATION, A DELAWARE CORPORATION ("SFSC"). All terms used herein and not otherwise defined shall have the meanings ascribed to them in the hereinafter defined Lease.

                                   WITNESSETH:

     WHEREAS, LANDLORD AND SFSC ENTERED INTO THAT CERTAIN LEASE DATED MARCH 27, 1997 (THE "LEASE"), SAID LEASE COVERING CERTAIN PREMISES COMPRISED OF THE 20TH, 21ST, 22ND, 23RD, AND 24TH FLOORS IN THE OFFICE BUILDING ON THE LAND DESCRIBED AS BLOCK 243, DALLAS, DALLAS COUNTY, TEXAS, WHOSE STREET ADDRESS IS 717 N. HARWOOD (THE "BUILDING"), AND CONTAINING 125,253 RENTABLE SQUARE FEET (THE "PREMISES"); and

     WHEREAS, SFSC DESIRES TO ASSIGN TO MIDDLEBERG, RIDDLE & GIANNA (THE "ASSIGNEE") ALL OF THE 23RD AND 24TH FLOORS OF THE BUILDING, CONTAINING 50,622 RENTABLE SQUARE FEET (THE "ASSIGNED PREMISES"), AND ASSIGNEE DESIRES TO ASSUME ALL OF THE OBLIGATIONS OF SFSC WITH RESPECT TO THE ASSIGNED PREMISES FROM AND AFTER THE EFFECTIVE DATE, SUCH ASSIGNMENT AND ASSUMPTION BEING REFLECTED IN AN ASSIGNMENT AND ASSUMPTION OF LEASE OBLIGATIONS DATED OF EVEN DATE HEREWITH, IN THE FORM ATTACHED HERETO AS EXHIBIT A (THE "ASSIGNMENT"); and

     WHEREAS,  SFSC has requested  Landlord to (i) consent to the Assignment and
(ii) release SFSC from its obligations under the Lease with respect to the Assigned Premises (and only with respect to the Assigned Premises) from and after the Effective Date, and Landlord has agreed to do so on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, FOR AND IN consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and SFSC hereby agree as follows:

1. CONDITIONS PRECEDENT. This Amendment shall not be effective for any purpose unless and until (a) SFSC and Assignee execute and deliver to Landlord the Assignment and (b) Assignee enters into an agreement with Landlord confirming Assignee's assumption of the obligations of the tenant under the Lease with respect to the Assigned Premises, with such modifications to the terms of the Lease as Landlord may require, and otherwise in form and substance satisfactory to Landlord, in Landlord's sole discretion.

2. CONSENT TO ASSIGNMENT. Subject to the terms and conditions hereof, Landlord hereby consents to the Assignment. SFSC covenants and agrees to timely pay and perform Its obligations under the Assignment; however, (a) no default in payment or performance by SFSC or Assignee under the Assignment shall waive, alter or reduce any of SFSC's obligations under this Amendment or the Lease, as modified hereby, and (b) Landlord shall have no responsibility or liability whatsoever to SFSC for the payment or performance (or the non-payment or non-performance) by Assignee of its obligations under the Assignment. This Amendment (and the Lease, as amended hereby) shall control over any contrary provisions of the Assignment with respect to the understanding and agreement between Landlord and SFSC.

3. RELEASE OF SFSC, SFSC PREMISES; SFSC'S PROPORTIONATE SHARE. LANDLORD HEREBY RELEASES SFSC FROM ALL THE DUTIES AND OBLIGATIONS OF THE TENANT UNDER THE LEASE WITH RESPECT TO THE SIGNED PREMISES (AND ONLY WITH RESPECT TO THE ASSIGNED PREMISES), BUT ONLY TO THE EXTENT ARISING OR ACCRUING FROM AND AFTER THE EFFECTIVE DATE. LANDLORD AGREES TO LOOK SOLELY TO ASSIGNEE FOR THE PAYMENT AND PERFORMANCE OF THE TENANT'S OBLIGATIONS UNDER THE LEASE WITH RESPECT TO THE ASSIGNED PREMISES FROM AND AFTER THE EFFECTIVE DATE. ACCORDINGLY, FOR PURPOSES OF ESTABLISHING SFSC'S RIGHTS AND OBLIGATIONS UNDER THE LEASE FROM AND AFTER THE EFFECTIVE DATE (INCLUDING, WITHOUT LIMITATION, SFSC'S RENTAL OBLIGATIONS, PARKING RIGHTS, AND RIGHTS TO EXTEND OR RENEW THE LEASE): (A) THE TERM "PREMISES" SHALL REFER SOLELY TO THE 20TH, 21ST, AND 22ND FLOORS IN THE BUILDING (THE "SFSC PREMISES"), AND (B) THE TERN "TENANT'S PROPORTIONATE SHARE" shall be 9.0166%, which is the percentage obtained by dividing the rentable square FEET IN the SFSC Premises (74,631) by the number of rentable square feet in the Building (827,704). Nothing contained herein shall be construed to release or discharge SFSC from any of the duties and obligations of the tenant under the Lease with respect to the remainder of the Premises (other than the Assigned Premises), all of which duties and obligations are ratified and confirmed by SFSC.

4. RELEASE OF LANDLORD; DIRECT OBLIGATION. SFSC hereby releases and forever discharges Landlord from any and all liabilities and obligations of every kind and character, known or unknown, heretofore or hereafter arising, direct or indirect relating to the Assigned Premises. SFSC acknowledges and agrees that (a) the obligations of Assignee under the Lease with respect to the Assigned Premises shall be direct obligations of Assignee to Landlord;
     (b) from and after the Effective Date, SFSC shall have no further right title or interest of any kind or character in or to the Assigned Premises;
     (c) SFSC shall have no right title or interest of any kind or character with respect to the rent or other amounts payable by Assignee under the Lease (any such right, title or interest being hereby fully and irrevocably waived and released by SFSC and quitclaimed by SFSC to Landlord); and (d) Landlord and Assignee shall have the right to freely amend, modify, expand, extend, or terminate the Lease as it relates to the Assigned Premises or other-wise deal with the Assigned Premises without notice to or consent of SFSC, and no such amendment expansion, extension, or termination shall in any manner affect, amend, reduce or impair SFSC's obligations under the Lease, as amended hereby, with respect to the remainder of the Premises. Nevertheless, if the Lease between Landlord and Assignee with respect to the Assigned Premises shall ever be terminated for any reason (Including, without limitation, the bankruptcy or insolvency of Assignee), then, at Landlord's request, SFSC shall enter into a new lease with Landlord for the remainder of the Premises (other than the Assigned Premises) on the same terms and conditions as are set forth in the Lease, as amended hereby.

5. SURRENDER OF ASSIGNED PREMISES. SFSC shall surrender and vacate the Assigned Premises as of the Effective Date in accordance with the terms and provisions of Section 21 of the Lease.

6. SPECIAL PROVISIONS. SECTIONS 26.A, 26.C, 26.D AND 26.F OF THE LEASE ARE HEREBY DELETED IN THEIR ENTIRETY AND SHALL BE of no further force or effect.

7. REPRESENTATIONS AND WARRANTS OF SFSC. SFSC hereby represents and warrants to Landlord that (a) SFSC is not receiving any compensation of any kind or character for the assignment of the Assigned Premises to Assignee other than the assumption by Assignee, and the release. by Landlord, of SFSC's obligations with respect to the Assigned Premises; (b) the Assignment constitutes the entire agreement and understanding between SFSC and Assignee with respect to the assignment of the Assigned Premises; (c) SFSC is solvent and has not made a general assignment for the benefit of creditors, and no petition has been filed by or against SFSC in any bankruptcy or insolvency proceeding; and (d) neither SFSC nor, to SFSC's best knowledge, Landlord is in default under the Lease, and no event has occurred and no condition exists that with the giving of notice or passage of time or both would constitute such a default under the Lease.

8.   BUILDING  SERVICES.  It is  Landlord's  current  policy to  provide  in the
     Building heating, ventilating, and air conditioning to all tenants twenty-four (24) hours per day, seven (7) days per week at no additional charge to the tenants; however, Landlord expressly reserves the right to, and SFSC agrees that Landlord may, change this policy in the future.


9. BROKERAGE. SFSC REPRESENTS AND WARRANTS TO LANDLORD THAT IT HAS NOT DEALT WITH ANY BROKER OR AGENT IN connection with the negotiation or execution of this Amendment or the Assignment other than Trammell Crow Dallas/Fort Worth, Inc., CB Commercial and/or NAI Stoneleigh Huff Brous; and that SFSC and/or Assignee shall pay any and all commissions owing to CB Commercial and/or NAI Stoneleigh Huff Brous if, as, and when payable pursuant to any separate commission agreement between or among SFSC, Assignee, CB Commercial and/or NAI Stoneleigh Huff Brous (or any combination of them). SFSC shall indemnify Landlord against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under SFSC and/or Assignee.

10. RATIFICATION: NO WAIVER. Landlord and SFSC hereby ratify and affirm the Lease and agree that the Lease is and shall remain in full force and effect except as expressly amended hereby. Nothing contained herein, and no course of dealing between the parties in connection with this Assignment or otherwise, shall obligate Landlord to consent to, or acquiesce in, any future assignment by SFSC of any interest under the Lease or in the Premises or any future sublease by SFSC of any space in the Premises.

11. MISCELLANEOUS. This Amendment shall be binding upon Landlord and SFSC and their respective successors and assigns; may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument; and shall be governed by the laws of the State of Texas.


     EXECUTED as of the date first above written.

  LANDLORD:                  BRE/MAXUS, L.P., a Delaware limited partnership

                             By: BRE/MAXUS Inc., a Delaware corporation, its General Partner


                                     By: /s/Daniel J. Steinberg
                                         ----------------------
                                     Name: Daniel J. Steinberg
                                     Title: Vice President


  SFSC:                      SOUTHWESTERN FINANCIAL SERVICES COR-
                             PORATION, a Delaware corporation

                             By: /s/Jack S. Roberts
                                 ------------------
                             Name: Jack S. Roberts
                             Title: Vice President

                                    EXHIBIT A

                           APPROVED FORM OF ASSIGNMENT

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